FIRST AMENDMENT TO MERGER AGREEMENT


      THIS FIRST AMENDMENT TO MERGER AGREEMENT (the "First Amendment") is made as of July 2, 1996 by and among GEM GAMING, INC., a Nevada corporation ("Gem"), AMERISTAR CASINOS, INC., a Nevada corporation ("Ameristar"), AMERISTAR CASINO LAS VEGAS, INC., a Nevada corporation and a wholly owned subsidiary of Ameristar ("ACLV"), STEVEN W. REBEIL, an individual and in his capacity as Trustee of the Karizma Trust created under that certain Trust Agreement, dated July 2, 1991, as amended ("Rebeil"), and DOMINIC J. MAGLIARDITI, an individual ("Magliarditi" and together with Rebeil, together, the "Gem Individuals").

                            RECITALS

       A.     Agreement.   Gem,  Ameristar,  ACLV,   Rebeil   and
Magliarditi are the parties to that certain Merger Agreement dated as of May 31, 1996 (the "Agreement").

      B. Purpose. Gem, Ameristar, ACLV, Rebeil and Magliarditi now desire to amend the Agreement in accordance with the terms of this First Amendment.

                           AGREEMENT

      NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Gem, Ameristar, ACLV, Rebeil and Magliarditi hereby agree as follows:

      1. Revision of Property Development Agreement. Exhibit "1" to the form of Recapture Agreement attached to the Merger Agreement as Exhibit "M" is hereby revised and replaced in its entirety to read as set forth in Exhibit "A" attached hereto and incorporated herein by this reference.

      2. Counterparts. This First Amendment may be executed in multiple counterparts, each of which executed and delivered shall be deemed to be an original and all of which together shall constitute one and the same agreement.

      3.    Continuing  Effect.  As amended  hereby,  the  Merger
Agreement shall continue in full force and effect.
      IN  WITNESS WHEREOF, the parties have executed  this  First
Amendment as of the date first above written.
                                   AMERISTAR:

                                   AMERISTAR CASINOS, INC.,
                                   a Nevada corporation


                                   By:   /s/  Craig H. Neilsen/by
                                   Christing L. Hinton
                                        Name: Craig H. Neilsen
                                        Its: President


      On this 19th day of July, 19 96, Craig H. Neilsen directed Christine L. Hinton, in his presence as well as our own, to sign the foregoing document as "Craig H. Neilsen." Upon viewing the signature as signed by Christine L. Hinton, and in our presence, Craig H. Neilsen declared to us that he adopted it as his own signature.



                               /s/Dawn Levine
                              Witness



                              /s/ Brenda R. Townsend
                              Witness
State of Nevada      )
                     ) ss.
County of Clark      )

      I, Catherine Zeljeznjak, Notary Public in and for said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known or identified to me to be the President of Ameristar Casinos, Inc., the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation. Craig H. Neilsen, who being unable due to physical incapacity to sign his name or offer his mark, did direct Christine L. Hinton, in his presence, as well as my own, to sign his name to the foregoing document. Craig H. Neilsen, after viewing his name as signed by Christine
L. Hinton, thereupon adopted it as his own by acknowledging to me his intention to so adopt as if he had personally executed the same in behalf of said corporation, and further acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 19th day of July, 1996.

                                   /s/ Catherine Zeljeznjak
                                   Notary Public


                                     My  Commission  Expires  on:
6/24/99
                              ACLV:

                              AMERISTAR CASINO LAS VEGAS, INC.,
                              a Nevada corporation



                                 By:/s/   Craig   H.   Neilsen/by
                                          Christine L. Hinton
                                   Name: Craig H. Neilsen
                                   Its: President


      On this 19th day of July, 1996, Craig H. Neilsen directed Christine L. Hinton, in his presence as well as our own, to sign the foregoing document as "Craig H. Neilsen." Upon viewing the signature as signed by Christine L. Hinton, and in our presence, Craig H. Neilsen declared to us that he adopted it as his own signature.



                              /s/Brenda L. Townsend
                              Witness



                              /s/ Dawn Levine
                              Witness
State of Nevada        )
                       ) ss.
County of Clark        )

      I, Catherine Zeljeznjak, Notary Public in and for said county and state, do hereby certify that Craig H. Neilsen personally appeared before me and is known or identified to me to be the President of Ameristar Casino Las Vegas, Inc., the corporation that executed the within instrument or the person who executed the instrument on behalf of said corporation. Craig H. Neilsen, who being unable due to physical incapacity to sign his name or offer his mark, did direct Christine L. Hinton, in his presence, as well as my own, to sign his name to the foregoing document. Craig H. Neilsen, after viewing his name as signed by
Christine L. Hinton, thereupon adopted it as his own by acknowledging to me his intention to so adopt as if he had personally executed the same in behalf of said corporation, and further acknowledged to me that such corporation executed the same.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 19th day of July, 1996.

                                   /s/ Catherine Zeljeznjak
                                   Notary Public


                                     My  Commission  Expires  on:
6/24/99


                              GEM:

                              GEM GAMING INC.,
                              a Nevada corporation


                              By:  /s/ Steven W. Rebeil
                                   Name:  Steven W. Rebeil
                                   Its Chairman


                              By  /s/ Dominic J. Magliarditi
                                   Name:  Dominic J. Magliarditi
                                   Its Vice President


                              STEVEN W. REBEIL,
                              an individual


                              /s/ Steven W. Rebeil


                              STEVEN W. REBEIL,
                              in  his capacity as Trustee of  the
                              Karizma  Trust created  under  that
                              certain   Trust   Agreement   dated
                              July 2, 1991, as amended



                              /s/ Steven W. Rebeil


                              DOMINIC J. MAGLIARDITI,
                              an individual


                              /s/ Dominic Magliarditi

                 EXHIBIT "A" TO FIRST AMENDMENT

                          Exhibit "1"


Ameristar  shall calculate the "Western Maryland Recapture  Share
Amount" as follows:

          (1)  First, Ameristar shall calculate

                     (a)  the "Adjusted Ameristar Merger Shares,"
               which shall equal the number of shares of Ameristar Common Stock within the Merger Consideration (as such term is held in the Merger Agreement) as adjusted to reflect stock splits, reverse stock splits, stock dividends and similar matters in accordance with Section 1.3 of the Agreement from and after the Closing; and

                    (b) The "Adjusted Western Maryland Recapture Cap," which shall equal One Million (1,000,000) shares of Ameristar Common Stock, as adjusted to reflect stock splits, reverse stock splits, stock dividends and similar matters in accordance with
               Section 1.3 of the Agreement from and after the Closing.

          (2) Next, Ameristar shall calculate the amount of its consolidated net income attributable to Western Maryland operations (the "Western Maryland Net Income") for the first full 12-month period, ending at the end of a calendar quarter (i.e., end of March, June, September or December), that follows the opening to the public of a gaming facility in Western Maryland by Ameristar or an Affiliate of Ameristar in Western Maryland (the "Western Maryland Measurement Period"). For purposes of this calculation, expenses of Ameristar and its Affiliates that are not reasonably attributable to a particular geographic location (i.e., corporate overhead) shall be allocated to particular geographic locations based upon the proportionate revenues generated during the Western Maryland Measurement Period by the various locations.

          (3)  Next, Ameristar:

                      (a)    shall   divide   Ameristar's   total
               consolidated net income during the Western Maryland Measurement Period by the total outstanding shares of common stock of the Company as of the end of the Western Maryland Measurement Period. This figure shall be referred to as the "Ameristar Earnings/Share"); and

                     (b)   shall divide the Western Maryland  Net
               Income by the total outstanding shares of common stock of the Company as of the end of the Western Maryland Measurement Period. This figure shall be referred to as the "Western Maryland Earnings/Share").

          (4) Next, Ameristar shall determine the "Ameristar Earnings/Share Multiple" by dividing the Average 10-Day Closing Price as of the end of the Western Maryland Measurement Period by the Ameristar Earnings/Share.

          (5)   Next,  Ameristar  shall  calculate  the  "Western
          Maryland Value Contribution/Share" by multiplying the Western Maryland Earnings/Share times the Ameristar
          Earnings/Share Multiple.

          (6)   Next, Ameristar shall calculate the "Gem  Western
          Maryland   Enrichment"  by  multiplying   the   Western
          Maryland Value Contribution/Share times the number of shares of Adjusted Ameristar Merger Shares.

          (7) The Western Maryland Recapture Shares shall equal one-half of the Gem Western Maryland Enrichment divided by the 10-Day Closing Price as of the end of the Western Maryland Measurement Period; provided, however, that the Western Maryland Recapture Shares shall not exceed the Adjusted Western Maryland Recapture Cap.